EXHIBIT 10.3
ENGINEERING SERVICES AGREEMENT
     THIS ENGINEERING SERVICES AGREEMENT (this “Agreement”) is made and entered into, as of June 19, 2009 (the “Effective Date”), by and between FALLBROOK TECHNOLOGIES INC., a Delaware corporation (“Fallbrook”), having a place of business at 9444 Waples St., Suite 410, San Diego, California 92121 and ***
***                          (collectively the “Parties”).
1. Background. The Parties have entered into a Non Disclosure Agreement on September 5, 2008 (the “NDA”) pursuant to which the Parties have discussed application of Fallbrook’s NuVinci® technology to various applications. In further pursuit of determining whether a further business relationship can be reached, the Parties desire that Fallbrook perform certain engineering services as set forth in this Agreement. As part of the program for these engineering services, the Parties desire to establish an option to certain rights in Fallbrook’s NuVinci continuously variable planetary drive (“CVP”) technology.
2. Services. Fallbrook shall use its commercially reasonable efforts to perform the services specified on Exhibit A to this Agreement (the “Services”) in a timely manner.
3. Compensation. *** shall pay Fallbrook each of the milestone fees when payable as described on Exhibit A. For milestone payments that require action or information from *** that are delayed due to the failure of *** to timely provide such action or information, the associated milestone payment shall become due upon the associated estimated completion date for the subject milestone payment regardless of whether the milestone is actually completed by that date. Payments are net 60 upon delivery of an invoice from Fallbrook.
3.1 Costs. Except as identified on Exhibit A or otherwise agreed to by the Parties Fallbrook shall bear its own costs in providing the Services. All amounts paid under this Section 3 shall be non-refundable.
4. Independent Contractor Relationship. Fallbrook’s relationship with *** is that of an independent contractor, and nothing in this Agreement is intended to, or shall be construed to, create a partnership, agency, joint venture, employment or similar relationship. Neither party is authorized to make any representation, contract or commitment on behalf of the other party unless specifically requested or authorized in writing to do so by the other party. No part of Fallbrook’s compensation shall be subject to withholding by *** for the payment of any social security, federal, state or any other employee payroll taxes.
5. Ownership. Other than for the Developments (as defined below), *** shall own all inventions, discoveries, enhancements, improvements, technology, data or information relating to systems or components resulting from the Services. Fallbrook hereby sells, assigns, and transfers to *** all of Fallbrook’s right, title and interest thereto. Except for the Actuator as described below, Fallbrook shall solely own all Developments that are made or conceived by Fallbrook or *** under this Agreement, together with all patent and other intellectual property rights thereto. *** hereby sells, assigns and transfers to Fallbrook all of *** right, title and interest to such Developments. For Developments to the Actuator (defined below) of the NuVinci Technology (defined below) *** shall, by providing input that constitutes inventive input for purposes of patenting, earn joint ownership of any patents resulting

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ENGINEERING SERVICES AGREEMENT
directly from the Services that claim as inventions methods or apparatuses that constitute improved actuators for continuously variable transmissions.
5.1 Definitions.
(a) “Developments” shall mean all inventions, discoveries, enhancements, improvements, technology, data or information (whether or not patentable) of or to the NuVinci Technology developed under this Agreement.
(b) “NuVinci Technology” shall mean the components, assemblies, subassemblies and associated methods of manufacture and use pertaining directly to Fallbrook’s patented NuVinci continuously variable transmission (CVT) including: 1) the structure housing the CVT; 2) the components supporting power flow into and out of the CVT (but excluding any upstream or downstream gearing that is not integral with the CVT in its housing); 3) the lubrication system components integral with or inside the CVT housing; 4) the CVT control mechanism integral with or directly coupled to the CVT (including the actuator that provides motive shift force to the CVT internal shifting components (the “Actuator”). NuVinci Technology does not include generally available components or parts that may be implemented under this Agreement to the extent such components or parts are not specialized or modified for use with the CVT under this Agreement.
6. Confidentiality.
6.1 Confidential Information. During the term of this Agreement, and for a period of five (5) years following the expiration or earlier termination hereof, each party shall maintain in confidence all information of the other party disclosed by the other party (the “Discloser”) and identified as, acknowledged to be, or can reasonably be inferred from the subject matter of the disclosure to be, confidential (the “Confidential Information”), and shall not use, disclose or grant the use of the Confidential Information except on a need-to-know basis to those directors, officers or employees, to the extent such disclosure is reasonably necessary in connection with such party’s activities. To the extent that disclosure is authorized by this Agreement, each party hereto shall obtain, prior to disclosure, agreement of any person receiving the Confidential Information to hold in confidence and not make use of the Confidential Information for any purpose other than those permitted by this Agreement or the NDA; provided, however, that the Parties shall maintain in strict confidence any Confidential Information of the Discloser that the Discloser maintains as a trade secret.
6.2 Permitted Disclosures. The confidentiality obligations contained in Section 6.1 above shall not apply to the extent that (a) any receiving party (the “Recipient”) is required to disclose information by law, order or regulation of a governmental agency or a court of competent jurisdiction, provided that the Recipient shall provide written notice thereof to the Discloser and sufficient opportunity to object to any such disclosure or to request confidential treatment thereof; or (b) the Recipient can demonstrate that (i) the disclosed information was public knowledge at the time of such disclosure to the Recipient, or thereafter became public knowledge, other than as a result of actions of the Recipient in violation hereof; (ii) the disclosed information was rightfully known by the Recipient (as shown by its written records) prior to the date of disclosure to the Recipient by the other party hereunder; (iii) the disclosed information was disclosed to the Recipient on an unrestricted basis from a source unrelated to any party to this Agreement and not under a duty of confidentiality to the Discloser; or (iv) the disclosed information was independently developed by the Recipient without use of the Confidential Information disclosed by the Discloser.
6.3 Return of Confidential Information. Within thirty (30) days after any request by a Discloser, the Recipient shall destroy or deliver to the Discloser, at the Discloser’s option, all materials in the Recipient’s possession or control that contain or disclose any Confidential Information of the Discloser that the Discloser requests in writing.

ENGINEERING SERVICES AGREEMENT
6.4 No License. Nothing herein shall be construed as granting either party a license under any trade secrets, patents, copyrights, or trademarks owned or controlled by the other party.
7. Disclaimer of Warranty. Limitation of Damages. Fallbrook shall provide the Services to *** in a reasonably competent manner considering industry standards and norms. NOTWITHSTANDING THE FOREGOING, FALLBROOK SHALL HAVE NO LIABILITY UNDER THIS AGREEMENT ARISING FROM, RELATED TO, OR CONNECTED WITH THE SALE AND/OR USE OF ANY PRODUCTS MADE BY *** . FALLBROOK EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE SERVICES AND RESULTING DELIVERABLES, INCLUDING BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR ANY PARTICULAR PURPOSE. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES, LOST REVENUE, LOST PROFITS, OR LOST OPPORTUNITY ARISING FROM, RELATED TO, OR CONNECTED WITH THE SERVICES OR RESULTING DELIVERABLES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY THEREOF. FALLBROOK’S MAXIMUM LIABILITY UNDER THIS AGREEMENT IS LIMITED TO THE AMOUNTS RECEIVED BY FALLBROOK FROM *** UNDER THIS AGREEMENT.
8. Term and Termination.
8.1 Term. The term of this Agreement shall commence on the Effective Date and shall, unless earlier terminated as provided herein, continue until the earlier of; (i) a period of two months after the completion of Task IV of Exhibit A, or (ii) one year from the Effective Date.
8.2 Termination. Either party may terminate this Agreement immediately for a material breach by the other party if the other party’s material breach of any provision of this Agreement is not cured within thirty (30) days after the date of such party’s written notice of breach. A material breach for purposes of this section include, but are not limited to, the failure of either Party to fulfill in a reasonably timely manner their obligations under Exhibit A.
8.3 Effect of Expiration or Termination. The definitions contained in this Agreement and the rights and obligations contained in this Section and Sections 5, 6, 7, 8.3 and 9 shall survive any termination or expiration of this Agreement.
9. General Provisions.
9.1 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows, with notice deemed given as indicated: (a) by personal delivery, when actually delivered; (b) by overnight courier, upon written verification of receipt; (c) by facsimile transmission, upon acknowledgment of receipt of electronic transmission; or (d) by certified or registered mail, return receipt requested, upon verification of receipt. Notice shall be sent to the addresses set forth above or to such other address as either party may provide in writing.
9.2 Assignment. Except as otherwise expressly provided under this Agreement and except as part of an equity offering or transfer of substantially all the assets of one of the Parties, neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred, whether voluntarily, by operation of law or otherwise, without the prior express written consent of the other party; provided,

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ENGINEERING SERVICES AGREEMENT
however, that either party may, without such consent, assign this Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its business assets associated with this Agreement, or in the event of its merger, consolidation, change in control or other similar transaction for such assets. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment or transfer in violation of this Section 9.2 shall be void.
9.3 Governing Law; Forum. This Agreement shall be governed in all respects by the laws of the United States of America and by the laws of the State of Delaware.
9.4 Force Majeure. If either party fails to perform its obligations because of strikes, lockouts, labor disputes, embargoes, acts of God, inability to obtain labor or materials, governmental restrictions, governmental regulations, governmental controls, judicial orders, enemy or hostile governmental action, terrorist act, civil commotion, riot, fire, earthquake, or natural disaster, or other causes (except financial causes) beyond the reasonable control of the party obligated to perform, then that party’s performance shall be excused for a period equal to the period of such event.
9.5 Severability. If a court of law holds any provision of this Agreement to be illegal, invalid or unenforceable, (a) that provision shall be deemed amended to achieve an economic effect that is as near as possible to that provided by the original provision and (b) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.
9.6 Waiver; Modification. If a party waives any term, provision or the other party’s breach of this Agreement, such waiver shall not be effective unless it is in writing and signed by such party. No waiver by a party of a breach of this Agreement shall constitute a waiver of any other or subsequent breach by the other party. This Agreement may be modified only by mutual written agreement of authorized representatives of the parties.
9.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to this subject matter and supersedes all prior or contemporaneous agreements concerning such subject matter, written or oral.
9.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
9.9 Export Limitations. The Confidential Information that the Parties may desire to disclose, or that is discovered, pursuant to this Agreement may be subject to the provisions of the Export Administration Act and the Export Administration Regulations promulgated thereunder, or the Arms Export Control Act or the International Traffic in Arms Regulations. The Parties acknowledge that these statutes and regulations impose restrictions on import, export and transfer to countries of certain categories of data and licenses from the U. S. Department of State and/or the U. S. Department of Commerce may be required before such data can be disclosed hereunder. Moreover, such licenses may impose further restrictions on use and further disclosure of such data.
10. Option. *** shall have the following rights to negotiate an agreement (a “Commercialization Agreement”) for the purchase of NuVinci CVTs from Fallbrook in the Field of Use (as defined on Exhibit B), which agreement shall include at least the terms provided on Exhibit B (the “Option”) but if no additional terms are agreed, the terms of Exhibit B will constitute the Commercialization Agreement.

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ENGINEERING SERVICES AGREEMENT

***	and Fallbrook will include at least customary mutually satisfactory confidentiality, shipping, termination, liability, indemnification and boilerplate terms in the Commercialization Agreement.
10.1 Right of First Offer. For a period of ninety (90) days from the expiration (but not early termination if Fallbrook terminates for *** breach) of this agreement (the “Lockup Period”), Fallbrook shall neither solicit nor enter into negotiations with any other party relating to the sale of NuVinci CVTs for the Field of Use. After the expiration of the Lockup Period, and subject to the rights set forth in this Section 0 and Section 0 below, Fallbrook shall not be restricted from soliciting or entering into negotiations or agreements with other parties for the sale of NuVinci CVTs in the Field of Use. For a period (the “Option Exercise Period”) of two (2) years following the expiration of this Agreement, *** may exercise the Option by providing Fallbrook written notice of its intent to do so, and upon the receipt of such notice Fallbrook and *** shall negotiate in good faith the terms of a Commercialization Agreement until the earlier of (1) the expiration of the Option Exercise Period, or (2) ninety (90) days from the date of such notification.
The Commercialization Agreement will consist of:
(1) the terms in Exhibit B,
(2) confidentiality, shipping, termination, liability, indemnification and miscellaneous boilerplate terms, and
(3) whatever other terms to which the Parties agree.
After the expiration of the earlier of (1) or (2) above, if Fallbrook and *** cannot agree on the confidentiality, shipping, termination, liability, indemnification or miscellaneous boilerplate terms, either party may invoke binding arbitration using a nationally recognized dispute resolution organization, which shall resolve the dispute using its rules for commercial arbitration and based on which of the Parties’ positions is most typical in agreements similar to the Commercialization Agreement. The arbitration will be “baseball” (i.e., arbitrator will select from one Party’s final offer) arbitration and shall be complete within 60 days of the notice of invocation. The Parties shall share the cost of the arbitration proceedings.
10.2 Right of First Refusal. If during the Option Exercise Period, but after the Lockup Period, Fallbrook notifies *** of its receipt of a bona fide offer pertaining to rights in the Field of Use, *** shall have the right for sixty (60) days from the date of such notification to exercise the Option and Fallbrook and *** shall negotiate in good faith the terms of a Commercialization Agreement. During such sixty (60) day period Fallbrook shall not enter into an agreement with the other party regarding the bona fide offer.
The Commercialization Agreement will consist of:
(1) the terms in Exhibit B,
(2) confidentiality, shipping, termination, liability, indemnification and miscellaneous boilerplate terms, and
(3) whatever other terms to which the Parties agree.

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ENGINEERING SERVICES AGREEMENT
After the expiration of such sixty (60) day period, if Fallbrook and *** cannot agree on the confidentiality, shipping, termination, liability, indemnification or miscellaneous boilerplate terms, either party may invoke binding arbitration using a nationally recognized dispute resolution organization, which shall resolve the dispute using its rules for commercial arbitration and based on which of the Parties’ positions is most typical in agreements similar to the Commercialization Agreement. The arbitration will be “baseball” (i.e., arbitrator will select from one Party’s final offer) arbitration and shall be complete within 60 days of the notice of invocation. The Parties shall share the cost of the arbitration proceedings.
IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FALLBROOK TECHNOLOGIES INC.		***

By:	/s/ Nicole Nicks	By:	***

Name:	Nicole Nicks	Name:	***
Title:	CFO	Title:	***
Date:	6/23/09	Date:	6/23/2009

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ENGINEERING SERVICES AGREEMENT
EXHIBIT A
SERVICES
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ENGINEERING SERVICES AGREEMENT
EXHIBIT B
TERMS FOR A COMMERCIALIZATION AGREEMENT
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